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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 18, 2005


                                  CYBRDI, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                               CERTRON CORPORATION
                          ---------------------------
                           (Former Name of Registrant)


                                   CALIFORNIA
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                 (State or Other Jurisdiction of Incorporation)


                   0-9081                              95-2461404
          ------------------------          --------------------------------
          (Commission File Number)          (IRS Employer Identification No.)


             401 Rosemont Avenue
                Frederick, MD                            21701
  ---------------------------------------   --------------------------------
  (Address of Principal Executive Offices)            (Zip Code)


                                 (301) 644-3901
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


           1545 Sawtelle Blvd. Suite 12 Los Angeles, California 90025
           ----------------------------------------------------------
                         (Former Address of Registrant)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Our former auditors, Hurley & Company, tendered their resignation on April 18, 2005.

Except with respect to the Company's ability to continue as a going concern, the audit opinion rendered by Hurley & Company for the years ended October 31, 2003 and October 31, 2004, and for the interim period January 31, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During their tenure as auditors there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The Company provided Hurley & Company with a copy of the foregoing disclosure. Attached as Exhibit 16.1 is a copy of their letter stating its agreement with such statements.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
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 16.1              Hurley & Company


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   April 29, 2005

                                              Cybrdi, Inc.

                                              By: /s/ Yanbiao Bai
                                                  -----------------------------
                                                  Yanbiao Bai
                                                  President